HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-5795 - PremierSolutions Standard (Series A)

333-151805	HV-6776 - Premier Innovations(SM)

Supplement dated June 15, 2012 to your Prospectus

1.  FUND NAME CHANGE

BLACKROCK MID-CAP VALUE EQUITY PORTFOLIO – INVESTOR A

Effective July 31, 2012, the following name change is made to your Prospectus:

Old Name	New Name

BlackRock Mid-Cap Value Equity Portfolio - Investor A	BlackRock Flexible Equity Fund - Investor A

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

2.  FUND OBJECTIVE CHANGE

BLACKROCK FLEXIBLE EQUITY FUND – INVESTOR A

Effective July 31, 2012, the investment objective for the BlackRock Flexible Equity Fund Sub-Account is deleted and replaced with:

“Seeks to achieve long-term total return.”

3.  INVESTMENT ADVISER CHANGE

BMO MID-CAP VALUE FUND – CLASS Y

Effective immediately, the Investment Adviser for the BMO Mid-Cap Value Fund has been changed from M & I Investment Management Corp. to BMO Asset Management Corp.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.